UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2006

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-31740	51-0405729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of Principal executive offices, including Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 15, 2006, Citadel Broadcasting Corporation (the “Company”), received a letter from an attorney claiming to represent the beneficial owners of a majority in aggregate principal amount of the Company’s outstanding 1.875% Convertible Subordinated Notes due 2011 (the “Notes”). The letter purports to notify the Company that, pursuant to Section 8.08 of the indenture governing the Notes, such beneficial owners had (i) removed HSBC Bank USA, National Association as trustee under that indenture by an Instrument of Removal, dated September 13, 2006, and (ii) appointed Wilmington Trust Company as replacement successor trustee, by separate Instrument of Appointment of Replacement Successor Trustee, dated as of September 13, 2006. To date, the Company has not received or reviewed copies of the Instrument of Removal or the Instrument of Appointment of Replacement Successor Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION

Date: September 21, 2006	By:	/s/ JACQUELYN J. ORR
Name: Jacquelyn J. Orr
Title: General Counsel & Vice President